                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 16, 2006
                                 ---------------

                         ANNALY CAPITAL MANAGEMENT, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                                      1-13447                          22-3479661
      ------------                                  -----------                       ------------
(State or Other Jurisdiction                        (Commission                      (IRS Employer
     of Incorporation)                               File Number)                  Identification No.)

                  1211 Avenue of the Americas
                         Suite 2902
                    New York, New York                                                   10036
                  -------------------------                                            ----------
                  (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
           ------------

         On August 16, 2006, Annaly Capital Management, Inc. (the "Company")
issued a press release announcing the declaration of the Company's dividends on the Company's 7.875% Series A Cumulative Redeemable Preferred Stock for the
second quarter of 2006 and the Company's 6% Series B Cumulative Convertible
Preferred Stock for the period from April 12, 2006 through June 30, 2006. The
Company's press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

                        99.1    Press Release, dated August 16, 2006 issued by
                                Annaly Capital Management, Inc.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Annaly Capital Management, Inc.

                                       By:   /s/ Kathryn Fagan
                                           -------------------------------------
                                            Name:   Kathryn Fagan
                                            Title: Chief Financial Officer

Date: August 16, 2006